UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2006

KELLY SERVICES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-1088	38-1510762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN	48084
(Address of principal executive offices)	(Zip Code)

(248) 362-4444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 10, 2006, Kelly Services, Inc. announced that its Board of Directors has named Terence E. Adderley, age 72, as non-executive chairman of the board and Verne G. Istock, age 65, as Lead Director. This action reflects the recovery in the health of Mr. Adderley, who experienced a cardiac incident February 8, 2006. Carl T. Camden, age 51, will continue as President and Chief Executive Officer, the position to which he was named February 27, 2006 under the Company’s succession plan.

A copy of the press release is attached as Exhibit 99.1 herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated May 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.
Date: May 11, 2006

/s/ William K. Gerber
William K. Gerber

Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

Date: May 11, 2006

/s/ Michael E. Debs
Michael E. Debs

Senior Vice President and Corporate Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 10, 2006